UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report July 16, 2025(Date of earliest event reported): June 7, 2025

THC Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55994	26-0164981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1600 Sky Park Dr# 215 Medford, OR	97504
(Address of principal executive offices)	(Zip Code)

(833)-420-8428

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 7, 2025 THC Therapeutics, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) whereby the Company shall acquire 100% of ST Holdings Group, LLC., an Oregon corporation, and its related subsidiaries, in exchange in exchange for 3,000 shares of Series D Preferred Stock (the “Series D Preferred”) of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 7, 2025 the “Company closed the Share Exchange Agreement and acquired 100% of The Headquarters Group, Inc., an Oregon corporation, and its related subsidiaries, in exchange for 3,000 shares of Series D Preferred stock of the Company.

The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 and 1.02 above is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On July 9, 2025, the Company issued a press release regarding completion of the transaction contemplated by the Shares Exchange Agreement as described in Item 1.01 and 2.01 above. A copy of the Press Release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 contains forward-looking statements.  These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate.  Actual outcomes and results may differ materially from what is expressed in these forward-looking statements

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Acquisition Agreement dated July 7,2025
99.1	Press Release dated July 9, 2025
104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THC Therapeutics, Inc.

Dated: July 16, 2025	By:	/s/ Scott Cox
Scott Cox
Interim Chief Executive Officer

3